UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The LGL Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The LGL Group, Inc.
2525 Shader Road

Orlando, Florida 32804

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2023

November 7, 2023

To the Stockholders of The LGL Group, Inc.:

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of The LGL Group, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”), will be held on Wednesday, December 6, 2023, at 10:00 a.m. EST, at the Bruce Museum, located at One Museum Drive, Greenwich, CT 06830, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect seven directors of the Company to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.	To ratify the appointment of PKF O'Connor Davies LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on October 24, 2023 are entitled to receive notice of, and to vote at, the Annual Meeting. You will be able to vote and submit your questions during the Annual Meeting. Prior to the Annual Meeting, you will be able to vote at www.proxyvote.com.

Your vote is extremely important, regardless of the number of shares that you own. Whether or not you plan to attend the Annual Meeting in person, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors,

Marc Gabelli

Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc. Annual Meeting of Stockholders to be Held on December 6, 2023

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available on the Internet at www.lglgroupproxy.com.

You may obtain instructions on how to attend the annual meeting by calling (407) 587-2274

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board”) of The LGL Group, Inc. in connection with the solicitation of proxies for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, December 6, 2023, at 10:00 a.m. EST, at the Bruce Museum, located at One Museum Drive, Greenwich, CT 06830, and any adjournments or postponements thereof. This Proxy Statement along with either a proxy card or a voting instruction card are being mailed to stockholders beginning on or about November 7, 2023.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and the “Company” to refer to The LGL Group, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on October 24, 2023, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting.

This Proxy Statement provides important information regarding the matters to be acted on at the Annual Meeting and is designed to assist you in voting.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using any of the methods discussed below under the question “How do I vote?”

Q:	What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief executive officer or our chief financial officer to vote your shares of common stock at the Annual Meeting as you instruct. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the live webcast of the Annual Meeting.

Q:	Who is paying for this proxy solicitation?

A:

The Company will pay the expense of soliciting proxies, including the cost of preparing, assembling and mailing the notice, proxy statement and proxy. In addition to the solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations personally and by telephone. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	What information is contained in this Proxy Statement?

A:

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may write to us at the following address to request an additional copy of these materials:

The LGL Group, Inc. 2525 Shader Road Orlando, Florida 32804 Attention: Corporate Secretary

Additionally, stockholders may access this Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”) on the Internet at www.lglgroupproxy.com.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, this Proxy Statement, our 2022 Form 10-K and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and our 2022 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

●	To elect seven directors to serve until the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) and until their successors are duly elected and qualified;
●	To ratify the appointment of PKF O'Connor Davies LLP (“PKF”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
●	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and
●	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees for directors; “FOR” the ratification of the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
●

By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet at www.proxyvote.com.

●	Attending the Annual Meeting. All stockholders of record may vote by attending the Annual Meeting.

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. To participate in the annual meeting, you will need the 16‐digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Sending a written notice of revocation to our Corporate Secretary;
●	Submitting a new, proper proxy dated later than the date of the revoked proxy; or
●	Attending the Annual Meeting and voting.

Q:	What if I return a signed proxy card, but do not indicate a vote for some of the matters listed on the proxy card?

A:

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees for directors; “FOR” the ratification of the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

Q:	Can my broker vote my shares for me without my instructions?

A:

Brokers may not use discretionary authority to vote shares on the election of directors or the approval of a non-binding advisory resolution approving the compensation of our named executive officers; however, if they have not received instructions from their clients, they may vote either for or against the ratification of auditors. Please provide voting instructions on these proposals to your broker so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors and the approval of a non-binding advisory resolution approving the compensation of our named executive officers. If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	What are the voting requirements with respect to each of the proposals?

A:

In the election of directors, each director receiving a plurality of the affirmative (“FOR”) votes cast will be elected. You may withhold votes from any or all nominees. All other proposals require the affirmative ("FOR") votes of a majority of the votes cast on the matter. Thus, abstentions will not affect the outcome of the votes on these proposals.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal. Thus, the “broker non-vote” will have no effect on any matter being voted on at this Annual Meeting, assuming that a quorum is present.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock that you hold. As of October 24, 2023, the record date, there were 5,352,937 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:

If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Tim Foufas and Patrick Huvane, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

There must be a quorum present in order for the businesses to be conducted at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, or 2,676,469 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:

The Annual Meeting will be held at the Bruce Museum, located at One Museum Drive, Greenwich, CT 06830, on Wednesday, December 6, 2023, at 10:00 a.m. EST. If you are a stockholder of record, to attend the Annual Meeting, you will need the 16‐digit control number included on your proxy card or on the instructions that accompanied your proxy materials to submit questions and vote during the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares at the Annual Meeting only if you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Q:	How are votes counted?

A:

For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN". If you elect to "ABSTAIN," the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote on the matter.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Q:	How can I obtain the Company’s corporate governance information?

A:	The following information is available in print to any stockholder who requests it and is also available on the Investor Relations portion of the Company’s website, www.lglgroup.com:

●	Certificate of Incorporation of The LGL Group, Inc.
●	The LGL Group, Inc. By-Laws, as amended
●	The charters of the following committees of the Board: the Audit Committee, the Nominating Committee and the Compensation Committee
●	Our Business Conduct Policy
●	Our Human Trafficking Policy

Q:	How may I obtain the Company’s 2022 Form 10-K and other financial information?

A:	A copy of our 2022 Form 10-K is enclosed with this Proxy Statement.

Stockholders may request another free copy of our 2022 Form 10-K and other financial information by contacting us at:

The LGL Group, Inc. 2525 Shader Road Orlando, Florida 32804 Attention: Corporate Secretary

Alternatively, current and prospective investors can access our 2022 Form 10-K at www.lglgroupproxy.com.

We will also furnish any exhibit to our 2022 Form 10-K if specifically requested. Our SEC filings, including exhibits, are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, www.lglgroup.com.

Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare:

Regular delivery:

P.O. Box 43078 Providence, RI 02940-3078

Overnight:

150 Royall Street, Suite 101 Canton, MA 02021

Toll free number: (877) 868-8027
TDD Hearing Impaired: (800) 952-9245
Foreign Stockholders: (201) 680-6578
TDD Foreign Stockholders: (781) 575-4592

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

The LGL Group, Inc. 2525 Shader Road Orlando, Florida 32804 Attention: Corporate Secretary

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on October 24, 2023, by:

●	Each person who is known to us to beneficially own more than 5% of our common stock;
●	Each of our directors, nominees and named executive officers; and
●	All of our directors and executive officers, as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in the footnotes below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

Except as otherwise set forth below, the address of each of the persons listed below is: The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804.

	Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares			%
5% Stockholders:
Mario J. Gabelli	1,042,612	(2)	19.5
Directors and Named Executive Officers:
Marc J. Gabelli	844,883	(3)	15.8
Timothy Foufas	38,542		*
Michael Ferrantino	26,721		*
Manjit Kalha	24,751		*
Linda Biles	8,820		*
James W. Tivy	3,000		*
Kaan Aslansan	—		*
Patrick Huvane	—		*
Darlene DeRemer	—		*
Herve Francois	—		*
All executive officers and directors as a group (10 persons)	946,717		17.7

* Less than 1% of outstanding shares.

(1)

The applicable percentage of ownership for each beneficial owner is based on 5,352,937 shares of common stock outstanding as of October 24, 2023. Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)

Includes (i) 500,675 shares of common stock owned directly by Mario J. Gabelli; and (ii) 476,937 shares owned by GGCP, Inc., of which Mario J. Gabelli is the chief executive officer, a director and controlling shareholder. Mario J. Gabelli disclaims beneficial ownership of the shares owned by MJG-IV Limited Partnership, and GGCP, Inc, except to the extent of his pecuniary interest therein. Mario J. Gabelli's business address is 401 Theodore Fremd Avenue, Rye, New York 10580-1430. This disclosure is based solely on information in a Form 4 filed by Mario J. Gabelli with the SEC on November 18, 2020.

(3)

Includes (i) 80,580 shares of common stock owned directly by Marc J. Gabelli; and (ii) 764,303 shares held by Venator Merchant Fund, L.P. ("Venator Fund"). Venator Global, LLC ("Venator Global"), which is the sole general partner of Venator Fund, may be deemed to beneficially own the securities owned by Venator Fund. Marc J. Gabelli, who is the President and Sole Member of Venator Global, may be deemed to beneficially own the securities owned by Venator Fund. Marc J. Gabelli disclaims beneficial ownership of the securities owned by Venator Fund, except to the extent of his pecuniary interest therein.

PROPOSALS TO BE VOTED ON

Proposal No. 1: Election of Directors

The current members of the Board, upon the recommendation of the Nominating Committee, nominated each of the following seven nominees for election to the Board at the Annual Meeting: Marc Gabelli; Timothy Foufas; Manjit Kalha; Michael Ferrantino; Kaan Aslansan; Darlene DeRemer; and Herve Francois.

Our By-Laws provide that the Board is to consist of no fewer than five and no more than 13 members. As of and following the conclusion of the Annual Meeting, the size of the Board is set at seven members. Each director is elected annually to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

Biographical summaries and ages of our directors and nominees, and the experiences and skills that led to the conclusion that such persons should serve as directors, are set forth in the table below. Information with respect to the shares of common stock beneficially owned by each of our directors and nominees is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.” All such information has been furnished to us by our directors and nominees.

Directors and Nominees

Name	Age	Director Since	Offices and Positions Held with the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Marc J. Gabelli	55	2004

Mr. Gabelli currently serves as Chairman of the Board and Co-Chief Executive Officer for The LGL Group, Inc. (December 2017 to present, and October 2022 to present); President and Managing Partner, GGCP, Inc. (1999 to present) and holds various executive and directorship roles at GGCP financial services subsidiaries including GAMCO Investors, Inc., Associated Capital Group, Inc. and Teton Advisors, Inc.; He formerly served as Chairman and Chief Executive Officer, LGL Systems Acquisition Corp. (NYSE: DFNS) from September 2019 to August 2021; Chairman of Gabelli Merger Plus Trust (GMP-LSE) since July 2017; Mr. Gabelli brings to the Board his extensive knowledge of the Company’s business and industry due to his longstanding service on the Board, as well as his financial expertise and leadership experience as an executive of various investment firms.

Timothy Foufas	55	2007

Mr. Foufas currently serves as Co-Chief Executive Officer for The LGL Group, Inc. (August 2023 to present); Co-President at PMV Consumer Acquisition Corp, Inc. (OTC Pink: PMVC) (August 2021 to present); Managing Partner, Plato Foufas & Co. LLC (2005 to present), a financial services company. He previously served as Vice President and Chief Operating Officer, LGL Systems Acquisition Corp. (NYSE: DFNS) from September 2019 to August 2021; Chief Executive Officer of LGL Systems Acquisition Corp. from inception to September 2019; President, Levalon Properties LLC (2007 to 2018), a real estate property management company; Senior Vice President, Bayshore Management Co. LLC (2005 to 2006), a real estate property management company; Director of Investments, Liam Ventures Inc. (2000 to 2005), a private equity investment firm; and Director, ICTC Group, Inc. (2010 to 2013), a rural local exchange carrier headquartered in Nome, ND. Mr. Foufas brings to the Board his management skills and expertise in financial, investment and real estate matters.

Name	Age	Director Since	Offices and Positions Held with the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Manjit Kalha	48	2011

Mr. Kalha has served as a Vice President at Teton Advisors, Inc. (OTC Pink: TETAA) (January 2022 to present), Executive Vice President (Finance) at PMV Consumer Acquisition Corp, Inc. (OTC Pink: PMVC) (September 2020 to present); Managing Director, Horizon Research (August 2012 to present), a firm that provides investment management and research services; Chief Executive Officer, Horizon AMC (June 2008 to present), a firm that provides investment management and consulting services; Chief Executive Officer and Director, Jeet Associates Private Limited (December 2006 to 2023), a consulting firm based in New Delhi that provides business strategy, finance, and taxation advisory services. Mr. Kalha began his career at Arthur Andersen’s New Delhi office. Mr. Kalha brings to the Board his experience in management and manufacturing operations, and an extensive knowledge of global financial markets.

Michael Ferrantino	52	2019

Mr. Ferrantino currently holds the position of Chief Executive Officer for M-tron Industries Inc. and is on the board of Gabelli Equity Trust, Inc. and Gabelli Utility Trust. Mr. Ferrantino was formerly the Chief and Co-Chief Executive Officer for The LGL Group, Inc. (April, 2021 to August 2023) and served as a Director of, LGL Systems Acquisition Corp, Inc. from September 2019 to August, 2021 and was Chief Executive Officer & Director at Valpey-Fisher Corp. Mr. Ferrantino received an undergraduate degree from Rensselaer Polytechnic Institute and an MBA from Loyola University Maryland, Inc. Mr. Ferrantino brings to the Board his experience in management and manufacturing operations, and an extensive knowledge of global financial markets.

Kaan Aslansan	50	2022

Mr. Aslansan currently serves as Senior Advisor and Managing Director, Alvarez and Marsal Corporate Performance Improvement (November 2021 to present, and February 2018 to October 2021) a restructuring, advisory and consulting company; Co-President, SOL Investment Group (December 2021 to present), a software services investment management services provider; Co-founder and Managing Director, Optimity Advisors (2009 to 2018), a global consulting company servicing the Media & Entertainment, Financial Services, Insurance and Healthcare sectors. Mr. Aslansan brings to the Board his extensive knowledge of corporate finance and technology, due-diligence, mergers and acquisitions and digital transformation.

Herve Francois	55	2023	Herve Francois has broad financial services experience in research and sales, including specializations in technology investing. Mr. Francois currently serves as Partner & Acquisition Manager at DeRosa Group, a real estate investment firm. Mr. Francois has held positions as a Financial Analyst and Institutional Equity Sales Manager at Citigroup, Credit Suisse First Boston, and several other investment banking firms over a 23-year career on Wall Street. As a Financial Analyst, Mr. Francois covered a broad number of Technology stocks and ranked 3rd place in the stock picking category in Wall Street Journal’s “Best Analyst’s on The Street” for 2002. Mr. Francois also led U.S. Equity Sales at Mizuho Securities. Mr. Francois holds an M.B.A. from Georgetown University and a B.A. in Economics from Boston College.

Darlene DeRemer	67	2023	Darlene DeRemer brings a career in investment banking, new product development and governance positions of leadership. Ms. DeRemer currently serves as the Chairwomen and Trustee of ARK ETF Trust and was a Managing Partner at Grail Partners LLC, a financial services merchant bank from 2005 to 2019, and remains an Advisory Partner today. She served on the Board of Directors for United Capital Wealth Advisors, 2008 to 2019 and the Board of Directors for Confluence Technologies, Inc. (2018 – 2021). Earlier in her career, Ms. DeRemer was Vice President and Director in the Asset Management Division of State Street Bank and Vice President at T. Rowe Price & Associates. Ms. DeRemer also serves on the Board of Trustees for Syracuse University from which she holds an MBA and BS.

Executive Officers

The following table sets forth information regarding our executive officers, including their business experience for the past five years and prior years.

Name	Age	Offices and Positions Held with the Company, Business Experience and Principal Occupation for the Last Five Years
Marc J. Gabelli	55	Mr. Gabelli’s biographical information can be found under the section for Directors and Nominees, above.

Timothy Foufas	55	Mr. Foufas’s biographical information can be found under the section for Directors and Nominees, above.

Michael Ferrantino	52	Mr. Ferrantino’s biographical information can be found under the section for Directors and Nominees, above. Mr. Ferrantino resigned from his role at LGL Group effective August 11, 2023.

Ivan Arteaga	55

Mr. Arteaga was Chief Financial Officer, The LGL Group, Inc. for the 4th quarter 2022 and stepped down from this role in January 2023. Mr. Arteaga currently serves as director at M-tron Industries, Inc.; Managing Member and Chief Investment Officer of Arteaga Capital Management, LLC (2006 to present), an investment manager to alternative global investment funds and provider of equity research services; Portfolio Manager, Arteaga Global Partners, LP (2007 to present), a global equity investment partnership; Managing Member, Arteaga Investment Management Group, LLC (2008 to present), a registered investment advisor; Director, Brick Skirt Holdings, Inc. (2014 to present), owner of a rural local exchange carrier - DFT Communications - headquartered in Fredonia, NY. He was formerly Interim Chief Executive Officer, The LGL Group, Inc. (January, 2020 to March, 2021); Portfolio Manager, GAMCO Investors, Inc. (1994 to 2006), managing various funds and accounts with mandates including global and telecommunications; Vice President, Equity Research, Telecommunications Leader, Gabelli & Company, Inc., a provider of institutional research and brokerage services (1992 to 2002); Senior Associate, KPMG Inc., a global CPA, audit, and consulting firm. Mr. Arteaga brings to the Board and executive team his extensive financial and investment experience, his knowledge of global financial markets, and his knowledge and experience as an analyst and investor in the communications and satellite industry.

James W. Tivy	55

Chief Accounting Officer, The LGL Group, Inc., from October 7, 2022 and previously Chief Accounting Officer from January 2018 to October 7, 2022. Mr. Tivy is currently Chief Financial Officer of M-tron Industries, Inc., since October 7, 2022. Previously he was SVP, Finance for INTL FCStone Securities Inc. (November 2012 to January 2017); Group Controller, INTL FCStone Inc. (January 2008 to November 2012).

Linda Biles	62	Vice-President, Controller, The LGL Group, Inc. (June 2020 to present). Ms. Biles currently serves as Vice-President and Controller for M-tron Industries Inc. (2007 to present).

Patrick Huvane	55

Executive Vice-President, Finance and Business Development, The LGL Group, Inc. since December 31, 2022 and previously Senior Vice President of Business Development from April 2019 to December 31, 2022; Mr. Huvane currently serves as Co-Chief Financial Officer of Associated Capital Group, Inc. (NYSE: AC) (July 2022 to present); Chief Financial Officer of Teton Advisors, Inc. (OTC: TETAA) since 2019. Mr. Huvane previously served as Vice President, Finance and Accounting, LGL Systems Acquisition Corp. (NYSE: DFNS) (September 2019 to August, 2021). From 2007 to 2018, Mr. Huvane was employed by Tiptree Inc. (NASD: TIPT) as Chief Accounting Officer.

Family Relationships between Directors and Executive Officers

None.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain cash equivalents and marketable securities held and invested in various mutual funds are managed by a related entity (the "Fund Manager"). Marc Gabelli, the Company’s Chief Executive Officer and Chairman of the Board, who is also a greater than 10% stockholder, serves as an executive officer of the Fund Manager. As of December 31, 2022 and 2021, the balance with the Fund Manager totaled $26,811,000 and $15,595,000, respectively. Total expense ratio on the funds managed by the Fund Manager were approximately .52% of the asset balance on an annual basis in 2022, inclusive of an estimated 0.34% in management fees.  Subsequently in 2023, the Company at the discretion of the Company’s management and independent investment committee of the Board re-allocated assets managed by the Fund Manager to U.S. Treasury funds with an expense ratio of approximately .08%, including a management fee of .08%.

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Investment Committee and Audit Committee, and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties. Such policy and procedures are set forth in a resolution of the Board.

Vote Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

THE BOARD RECOMMENDS A VOTE ‘FOR’ THE ELECTION OF EACH OF ITS NOMINEES TO THE BOARD TO SERVE UNTIL THE 2024 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Selection of Independent Registered Public Accounting Firm for Fiscal 2023

The Audit Committee has appointed PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Although this appointment does not require ratification, the Board has directed that the appointment of PKF be submitted to stockholders for ratification due to the significance of its appointment. If stockholders do not ratify the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2023, the Audit Committee will consider the appointment of another independent registered public accounting firm, but may decide to retain PKF as our independent registered public accounting firm. Representatives of PKF are expected to be present at the Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions.

RSM US LLP ("RSM") served as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021.

Fees Billed During Fiscal 2022 and 2021

The following table presents aggregate fees billed for professional services rendered by RSM for fiscal years 2022 and 2021. There were no other professional services rendered or fees billed by RSM for fiscal years 2022 and 2021.

	2022	2021
Audit Fees	$285,000	$247,125
Audit-Related Fees	258,850	36,750

Audit Fees

Aggregate audit fees for the years ended December 31, 2022 and 2021, were $285,000 and $247,125, respectively, and include fees billed by RSM as the Company's independent registered public accounting firm for the years ended December 31, 2022 and 2021. Audit fees include services relating to auditing the Company's annual financial statements included in the Company’s annual report on Form 10-K and reviewing the Company's financial statements included in the Company's quarterly reports on Form 10-Q.

Audit-Related Fees

During 2022, RSM rendered audit-related services totaling $258,850 in connection with stand-alone M-tron Industries, Inc. ("MtronPTI") audits for 2019 and 2020, quarterly reviews for the first and second quarters of 2021 and 2022, multiple Form 10 filings, and the Company’s Proxy Statement on Schedule 14A related to obtaining stockholder approval for the Spin-Off of MtronPTI. In 2021, RSM rendered audit-related services totaling $36,750 in connection with the Company’s Preliminary Proxy Statement on Schedule 14A relating to obtaining stockholder approval for the Spin-Off of MtronPTI.

Pre-Approval Policies and Procedures

The Audit Committee policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm are reflected in the Audit Committee Charter. The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm’s independence.

All services performed by our independent registered public accounting firm were pre-approved by the Audit Committee.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to ratify the appointment of PKF as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

THE BOARD RECOMMENDS A VOTE ‘FOR’ THE RATIFICATION OF THE APPOINTMENT OF PKF AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Proposal No. 3: Advisory Vote on Executive Compensation

We are asking stockholders to indicate their support for the compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. At our December 29, 2020 shareholder meeting, shareholders approved a frequency of one year for the advisory vote on executive compensation. A vote to determine the frequency of votes on executive compensation must take place at least once every six years, so our next vote on frequency will be at our 2026 Annual Meeting.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to adopt the resolution approving the compensation of our named executive officers.

THE BOARD RECOMMENDS A VOTE ‘FOR’ THE ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

CORPORATE GOVERNANCE

Director Independence

As required under NYSE rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board of directors. The Board has determined that Messrs. Kalha, Aslansan, DeRemer, and Francois are independent within the meaning of NYSE rules.

Board and Committee Meetings

The Board of Directors held seven meetings during the fiscal year ended December 31, 2022. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held while he was a director); and (ii) the total number of meetings held by all committees of the Board on which he served (while he served on such committees). All of our incumbent directors attended the Company’s 2022 Annual Meeting of Stockholders with the exception of Marc Gabelli and our two newest directors who joined this year. Although there is no formal policy, all directors are encouraged to attend the annual meetings of stockholders.

The Audit Committee, Compensation Committee and Nominating Committee met ten times, four times and two times, respectively, during the 2022 fiscal year.

Board Committees

The three principal committees of the Board and their duties are described below.

Audit Committee. The Audit Committee held ten meetings during 2022. The incumbent members of the Audit Committee are Messrs. Kalha (Chairman) and Aslansan. Mr. Foufas resigned from the Audit Committee on August 11, 2023 as a result of his appointment to the Co-CEO role, and Ms. DeRemer and Mr. Francois were subsequently appointed to the Audit Committee. The Board has determined that all Audit Committee members are financially literate and independent in accordance with SEC and NYSE American rules concerning audit committee membership requirements. The Board also determined that Mr. Kalha and Mr. Aslansan both qualify as an “audit committee financial expert” as defined under the Exchange Act. The Audit Committee operates in accordance with its charter. The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm. The Audit Committee also reviews the independence of our independent registered public accounting firm, reviews with management and our independent registered public accounting firm our annual financial statements prior to their filing with the SEC, reviews the report by our independent registered public accounting firm regarding management procedures and policies and determines whether our independent registered public accounting firm has received satisfactory access to our financial records and full cooperation of corporate personnel in connection with their audit of our records. The Audit Committee also reviews our financial reporting process on behalf of the Board and reviews the financial information issued to stockholders and others, including a discussion of the quality and reasonableness of the accounting principles used, the reasonableness of significant judgments, and the clarity of discussions in the financial statements, and monitors the systems of internal control and the audit process. Management has primary responsibility for the financial statements and the reporting process. The Audit Committee Charter is available on our website at www.lglgroup.com.

Compensation Committee. The Compensation Committee met four times during 2022. The incumbent members of the Compensation Committee are Messrs. Kalha and Aslansan. Mr. Foufas resigned from the Compensation Committee on August 11, 2023 as a result of his appointment to the Co-CEO role, and Ms. DeRemer and Mr. Francois were subsequently appointed to the Compensation Committee. All members of the Compensation Committee are independent in accordance with NYSE American rules for compensation committee members. The responsibilities of the Compensation Committee are to review the Company’s compensation and benefits policies and objectives, determine whether our officers and directors are compensated in accordance with these policies and objectives, and carry out the Board’s responsibilities relating to compensation of our executives. The Compensation Committee Charter is available on our website at www.lglgroup.com. See further discussion of the Compensation Committee’s role in setting executive compensation under the section “Executive Compensation” below.

Nominating Committee. The Nominating Committee met twice during 2022. The incumbent members of the Nominating Committee are Messrs. Kalha (Chairman) and Aslansan. Mr. Foufas resigned from the Nominating Committee on August 11, 2023 as a result of his appointment to the Co-CEO role, and Ms. DeRemer and Mr. Francois were subsequently appointed to the Nominating Committee. All members of the Nominating Committee are independent in accordance with NYSE American rules. The responsibilities of the Nominating Committee are to identify individuals qualified to become Board members and recommend that the Board select director nominees for election at the annual meetings of stockholders. The Nominating Committee Charter is available on our website at www.lglgroup.com.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate director candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the other rules and regulations under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Board Leadership Structure

Up to October 7, 2022, the Board was led by Michael Ferrantino, the Company’s Chief Executive Officer, and Mr. Marc Gabelli, serving as Chairman of the Board. On October 7, 2022, Mr. Gabelli was appointed as CEO and jointly served with Mr. Ferrantino as CO-CEO's. The Board does not have a policy regarding a separation of the roles of Chief Executive Officer and Chairman of the Board.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual reviews conducted by our directors and officers, monitoring compliance with our Business Conduct Policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three principal committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Stockholder Communications

Stockholders may communicate with the Board, including the non-management directors, by sending an e-mail to info@lglgroup.com or by sending a letter to The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, Attention: Investor Relations. All such correspondence will be submitted to any specific director to whom the correspondence is directed.

Code of Ethics

We adopted a code of ethics as part of our Business Conduct Policy, which applies to all of our employees, including our principal executive, financial and accounting officers. Our Business Conduct Policy is available at www.lglgroup.com. Amendments to and waivers of our code of ethics and Business Conduct Policy will be disclosed on our website.

Hedging or Pledging of Stock

Although we have not adopted any practices or policies prohibiting hedging or pledging, we discourage our directors, executive officers, and employees from entering into hedging or pledging arrangements with respect to the Company’s securities.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2022 with both management and RSM US LLP, the Company’s independent registered public accounting firm for the 2022 fiscal year.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their financial statement audit and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with RSM US LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

RSM US LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding RSM US LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with RSM US LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and discussions, including those noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

AUDIT COMMITTEE

Manjit Kalha (Chairman)
Tim Foufas
Kaan Aslansan

EXECUTIVE COMPENSATION

Overview

The Compensation Committee is responsible for the design and administration of the Company’s compensation policy and plans. The plans are designed to successfully implement the Company’s business strategy and create stockholder value. As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.

Compensation Philosophy and Objectives

The Company’s compensation program emphasizes performance-based compensation promoting the achievement of short-term and long-term business objectives. This aligns our executives’ compensation with stockholder interests, while providing competitive compensation to attract, motivate and retain executives with superior skills and abilities.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the named executive officers based on (i) Company performance versus annual budgeted financial targets, and (ii) individual performance.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation. Our Chief Executive Officer reviews the performance of our Chief Financial Officer with the Compensation Committee and makes a recommendation to the Compensation Committee regarding the Chief Financial Officer’s compensation. During these reviews, the Compensation Committee considers the Company’s performance in the following categories: (i) improvement in the Company’s market value; (ii) the achievement of agreed upon short and long-term objectives; and (iii) predetermined individual goals.

Consideration of Prior “Say-on-Pay” Advisory Votes

At our 2022 Annual Meeting of Stockholders, holders of over 95% of the votes cast on such proposal approved the advisory vote on the 2021 compensation of our named executive officers, which was consistent with the level of support we received at the 2021 Annual Meeting on our “say-on-pay” proposal. The Compensation Committee considered the results of the advisory vote when setting executive compensation for 2023 and plans to continue to do so in future executive compensation policies and decisions.

Compensation Benchmarking

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers, though it may choose to do so in the future. The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies determined at the time. To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of comparable companies. While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company’s potentially unique circumstances and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

Notwithstanding the foregoing, the Compensation Committee may determine that it is in the Company’s best interest to recommend total compensation packages that deviate from the Compensation Committee’s general principle of benchmarking the compensation of the named executive officers.

Elements of Compensation

Base Salary

Base salary levels for the Company’s named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity. In determining base salaries, the Compensation Committee takes into account a variety of factors, including experience, performance, and benchmarking.

Incentive Compensation

The Company provides annual and long-term incentive compensation to its executives and managers under the Company’s 2021 Incentive Plan, approved by stockholders on December 28, 2021. The 2021 Incentive Plan is designed to provide annual and long-term incentives for executive performance by rewarding participating executives for their contributions to profitability and stockholder value based on achieving short-term Company and individual performance goals for a given year, as well as by aligning a significant portion of compensation with the long-term interests of stockholders. Short-term Company performance goals include revenue growth, EBITDA, earnings per share and return on equity. Long-term Company performance goals include increasing the Company’s total market value. The Compensation Committee may recommend that other corporate performance measures be substituted or added (including but not limited to operating income after tax, return on capital employed and stockholder return) in order to achieve the Company’s business strategy. Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval, while individual performance goals for our other employees are established by the Chief Executive Officer and reviewed by the Compensation Committee.

The LGL Group, Inc. 401(k) Savings Plan

The LGL Group, Inc. 401(k) Savings Plan (the “401(k) Plan”), which is subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), permits the Company’s employees to defer a portion of their compensation by making contributions to the 401(k) Plan and thereby obtain certain tax benefits. Participating employees also benefit from the 401(k) Plan by sharing in discretionary contributions made by the Company to the 401(k) Plan based on each employee’s contribution made in a particular year. A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times. The 401(k) Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The named executive officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the 401(k) Plan after having completed three months of service and reached the age of 18.

Other Benefits

The Company makes available to the named executive officers the same medical insurance, life insurance and disability benefits that are generally made available to the Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

Employment Agreements

None.

Summary Compensation Table

The following table sets forth information with respect to compensation earned by the Company’s named executive officers for the years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Total ($)
Marc Gabelli	2022	—	—	—		—
Co-Chief Executive Officer	2021	—	—	—		—
Patrick Huvane	2022	50,000	—	—		50,000
Executive Vice President	2021	50,000	—	—		50,000
Michael Ferrantino	2022	176,538	—	—		176,538
President and Co-Chief Executive Officer	2021	161,827	—	532,800	(4)	694,627
Ivan Arteaga (2)	2022	6,250	—	—		6,250
Interim Chief Financial Officer	2021	17,702	—	—		17,702
Former Interim Chief Executive Officer
James W. Tivy (3)	2022	115,846	25,000	313,800	(5)	454,646
Chief Accounting Officer	2021	96,000	25,000	—		121,000
Former Chief Financial Officer
Linda Biles	2022	105,024	27,000	—		132,024
Vice President, Controller	2021	132,018	27,000	—		159,018

(1)

Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note L - Stock-Based Compensation in the accompanying Notes to Consolidated Financial Statements.

(2)

While serving as an officer of the Company, compensation is not provided for services as a director. See Non-Employee Director Compensation table for Mr. Arteaga’s remuneration as a director prior to his service as Chief Financial Officer.

(3)	Mr. Tivy served as Chief Financial Officer until October 7, 2022, and currently serves as the Company's Chief Accounting Officer.
(4)

On December 28, 2021, the Company awarded Mr. Ferrantino 45,000 restricted shares of common stock with a grant date fair value of $532,800. On October 7, 2022, the remaining balance of 15,000 unvested restricted shares were canceled upon the successful Spin-Off of MtronPTI

(5)	On May 11, 2022, the Company awarded Mr. Tivy 30,000 restricted shares of common stock with a grant date fair value of $313,800. On October 7, 2022, these 30,000 unvested restricted shares were canceled upon the successful Spin-Off of MtronPTI.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the information with respect to outstanding equity awards held by our named executive officers as of December 31, 2022.

	Stock Awards (1)
Name	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)
Ivan Arteaga (3)	3,750	$14,775

(1)	There are no LGL stock options held by any named executive officer.
(2)

On March 26, 2020, the Company awarded Mr. Arteaga 45,000 restricted shares of common stock in connection with his role as LGL’s Interim Chief Executive Officer. Upon completion of his assignment in March 2021, 26,250 of these shares were forfeited and on January 1, 2022, 15,000 shares vested. The remaining 3,750 shares vested on January 1, 2023.

(3)	Market value is based on the closing price of our common stock on December 29, 2022 of $3.94 per share.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for Mr. Ferrantino, our Co-CEO (referred to in the tables below and related information as our principal executive officer (“PEO”)) and Non-PEO Named Executive Officers ("NEOs") and Company performance for the fiscal years listed below.

The data included in the Compensation Actually Paid ("CAP") columns does not reflect the actual amount of compensation earned or paid to our executive officers during the applicable fiscal year and it is reported solely pursuant to the new SEC rules. The value of the initial fixed $100 investment was set on December 31, 2020 for the total shareholder return (TSR) calculations, and was adjusted for the impact of the spin-off of M-tron Industries, Inc. using the example allocation from the IRS Form 8937 which is posted on the Company's website. The CAP amount also does not represent amounts that have actually been earned or realized, including with respect to certain equity awards, for which performance conditions for these equity awards have not yet been satisfied. To this end, information in the following table may not reflect whether compensation actually realized is aligned with performance. The Compensation Committee did not consider the pay versus performance disclosure in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Executive Compensation section above.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income (Loss) ($ Thousands)
2022	176,538	(19,812)	128,584	65,824	$69.20	(2,992)
2021	694,627	681,427	69,544	69,544	$90.91	14,638

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

PEO	Summary Compensation Table Total ($)	Exclusion of Stock Awards ($)	Inclusion of Equity Values ($)	Compensation Actually Paid ($)
2022	176,538	—	(196,350)	(19,812)
2021	694,627	(532,800)	519,600	681,427

NEOs	Average Summary Compensation Table Total for NON-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Inclusion of Equity Values for NON-PEO NEOs ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2022	128,584	(62,760)	—	65,824
2021	69,544	—	—	69,544

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

PEO	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year ($)	Total - Inclusion of Equity Values ($)
2022	—	—	—	(13,350)	(183,000)	(196,350)
2021	342,000	—	177,600	—		519,600

NEOs	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	—	—	—	—	—	—
2021	—	—	—	—	—	—

Relationship Between “Compensation Actually Paid” and Performance Measures

In accordance with SEC rules, the following charts sets forth the relationship between Compensation Actually Paid (see above) to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s financial performance as measured by our Net Income and Total Shareholder Return.

All information provided herein under the heading Pay Versus Performance will not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language included in any such filing, except to the extent we specifically incorporate such information by reference.

Non-Employee Director Compensation

The following table sets forth information with respect to compensation earned by or awarded to each non-employee director who served on the Board during the fiscal year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Marc J. Gabelli	13,750	—	13,750
Timothy Foufas	29,000	—	29,000
Donald H. Hunter (2)	26,250	—	26,250
Manjit Kalha	23,750	—	23,750
Bel Lazar (2)	15,000	—	15,000
John Mega (2)	15,000	—	15,000
Ivan Arteaga (2, 3)	14,500	—	14,500
Kaan Aslansan (4)	—	—	—

(1)	No shares were granted during 2022 under the 2021 Incentive Plan.
(2)	Resigned effective October 7, 2022.
(3)	Reflects Mr. Arteaga’s compensation earned as a non-employee director prior to his assignment as Interim Chief Executive Officer in October 2022.
(4)	Mr. Aslansan joined the Board of Directors on December 20, 2022

Non-employee directors also receive the following in addition to any equity awards granted as part of their base compensation: (i) their annual base cash compensation of $10,000; (ii) $2,000 for each meeting of the Board attended in person and $750 for attendance at each meeting held telephonically and (iii) the Audit Committee Chairman receives a $2,000 annual cash retainer, and the Nominating Committee Chairman and Compensation Committee Chairman each receives a $1,000 annual cash retainer.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders (1)	—	$—	975,188
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	975,188

(1)

The 2021 Incentive Plan was approved by our stockholders on December 28, 2021. 1,000,000 shares of common stock are authorized for issuance under the 2021 Incentive Plan. Restricted stock awards outstanding as of December 31, 2022 amounted to 3,750, of which all were issued under the Amended and Restated 2011 Incentive Plan.

STOCKHOLDER PROPOSALS

Proposals of stockholders made in accordance with the requirements of Rule 14a-8 promulgated under the Exchange Act and intended to be presented at the 2024 Annual Meeting must be received by the Corporate Secretary, The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, by no later than July 10, 2024, for inclusion in our proxy statement and form of proxy relating to the 2024 Annual Meeting.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company’s appointed proxy holders will be permitted to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2024 Annual Meeting, if we do not have notice of a stockholder proposal on or before September 23, 2024, we will be permitted to use our discretionary voting authority as outlined above.

Our By-Laws establish procedures for stockholder nominations for elections of directors and bringing other business before any annual meeting or special meeting of stockholders. Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at or properly bring other business before a meeting only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day, which is September 7, 2024, nor earlier than the close of business on the 120th day, which is August 8, 2024, prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director. The Board or chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

ANNUAL REPORT

Our 2022 Form 10-K is being sent with this Proxy Statement to each stockholder. The 2022 Form 10-K is available at www.lglgroupproxy.com. The 2022 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single Proxy Statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Company stockholders will be “householding” our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Company shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

(407) 298-2000

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

THE LGL GROUP, INC.
2525 SHADER ROAD
ORLANDO, FL 32804

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 5, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Marc Gabelli
02) Timothy Foufas
03) Manjit Kalha
04) Michael Ferrantino
05) Kaan Aslansan
06) Herve Francois
07) Darlene DeRemer

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To ratify the appointment of PKF O'Connor Davies, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐
3. To approve an advisory resolution regarding the compensation of our named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000622081_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2022 Annual Report are available at www.proxyvote.com

THE LGL GROUP, INC.
Annual Meeting of Shareholders
December 6, 2023 at 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Timothy Foufas and Patrick Huvane or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of THE LGL GROUP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EST on December 6, 2023, at the Bruce Museum, located at One Museum Drive, Greenwich, CT 06830, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000622081_2 R1.0.0.6

Continued and to be signed on reverse side